SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): November 2, 2022

Colambda Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada (NV)	000-29243	98-0361773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Colambda Technologies, Inc. 1870 West Prince Road #41 Tucson, Arizona 85705 (Address of principal executive offices)

Telephone: (281) 928 4425

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On October 31, 2022, the Board of Directors resolved to reduce the number of unregistered shares of common stock issued to founders pursuant to the Merger that closed on July 9, 2022 (as filed with the Commission under Item 3.02 on July 14, 2022 on Form 8-K).  The total common shares outstanding at closing of the Merger was 129,176,724 and this number has been reduced by 49,925,537 to 79,151,187 in the aggregate.  The 50,925,537 common shares were returned to unissued but authorized shares.

The following table sets forth, immediately after giving effect to the share reduction, the number of shares of common stock beneficially owned by executive officers, directors and persons who hold 5% or more of the outstanding common stock of the Company.

Name and Address of Beneficial Owner	Position(s) with or Relationship to Company	Amount of Common Stock Beneficially Owned	Percentage Ownership of Common stock

David Riggs 25411 Stanolind Rd Tomball, TX 773785	President, CEO, Director	11,031,645	13.94%
George Hruska 3204 Sienna Dr Casper, WE 82604	Director	6,166,407	7.79%
Russell Klawunn 1870 W Prince Rd, #41 Tucson, AZ	COO, Director	12,379,262	15.64%
Kent Hush 4575 Dean Martin, #804 Las Vegas, NV 89103	Treasurer, CFO, Director	12,760,764	16.12%
Sumit Isaranggunlnaayudhya 19087 Allegheny Rd, #3 Apple Valley, CA 92307	5% or more Shareholder	10,000,000	12.63%
George Christodoulou 10 DionysiouSolomou Street, Leona Building, suite 501, 2406 Engomi, Nicosia – Cyprus, P.O. Box 25631, Nicosia	5% or more Shareholder	5,950,000(1)	7.52%
Shirley Christodoulou 10 DionysiouSolomou Street, Leona Building, suite 501, 2406 Engomi, Nicosia – Cyprus, P.O. Box 25631, Nicosia	5% or more Shareholder	5,950,000(2)	7.52%
Shirley Properties, Inc. 10 DionysiouSolomou Street, Leona Building, suite 501, 2406 Engomi, Nicosia – Cyprus, P.O. Box 25631, Nicosia	5% or more Shareholder	5,950,000(3)	7.52%

(1)George Christodoulou personally owns 1,650,000 common shares, and 1,000,000 common shares held in the name of Costa Vassiliades, who passed away in January 2014. George Christodoulou has yet to have Costa Vassiliades’ common shares transferred into his name.   George Christodoulou is deemed to beneficially own the shares of his wife Shirley Christodoulou, who owns 2,800,000 common shares, and the shares of Shirley Properties, Inc., an entity controlled by his wife, which owns 1,500,000 shares. Total shares in the above table have been reduced by the 1,000,000 shares of Costa Vassiliades that, upon his death, were allocated to Mr. Christodoulou as gifted shares.  In the absence of legal documentation and that any such transference has not been recorded by the Company's transfer agent since January 2014, the Company has reduced Mr. Christodoulou's disclosed ownership by these 1,000,000 shares unless or until sufficient documentation regarding these gifted shares is provided to the Company or the Company’s transfer agent.

(2)Shirley Christodoulou personally owns 2,800,000 common shares and is deemed to beneficially own the shares of her husband George Christodoulou, who owns 2,650,000 common shares and the shares of Shirley Properties, Inc., an entity she controls, which owns 1,500,000 shares.

(3)Shirley Christodoulou is the control person for Shirley Properties, Inc. a BVI corporation and is therefore deemed to beneficially own the common shares of Shirley Properties, Inc., in addition to the 2,800,000 shares she owns personally and the 2,650,000 shares held by George Christodoulou.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLAMBDA TECHNOLOGIES, INC.

By: /s/ Kent Hush
Kent Hush Chief Financial Officer